UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 18, 2020

Federal Home Loan Bank of Topeka

(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 SW Wanamaker Road, Topeka, Kansas		66606

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		785.233.0507

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 24, 2020, the Federal Home Loan Bank of Topeka (FHLBank) declared elected the following individuals in FHLBank’s 2020 election of directors with terms commencing on January 1, 2021:

•	Milroy A. Alexander, MAA Consulting (Public Interest Independent Director)
•	Lynn Jenkins Katzfey, LJ Strategies (Independent Director)
•	L. Kent Needham, Chairman, President, and CEO, The First Security Bank, Overbrook, Kansas; (Member Director)
•	Thomas H. Olson, Jr., Chairman and CEO, Points West Community Bank, Windsor, Colorado (Member Director)

Each director will serve a four-year term expiring December 31, 2024.

Ms. Katzfey and Messrs. Alexander, Needham, and Olson are incumbent directors with terms expiring on December 31, 2020. Ms. Katzfey currently serves on the board’s Audit and Housing and Governance committees. Mr. Alexander currently serves on the board’s Audit committee, Compensation, Human Resources and Inclusion committee, Executive committee, and is chair of the Housing and Governance committee. Mr. Needham currently serves on the board’s Audit, Executive, and Operations committee, and is chair of the Risk Oversight committee. Mr. Olson serves on the board’s Audit, Compensation, Human Resources and Inclusion, and Housing and Governance committees. At the time of this filing there has been no determination on which committees any of the FHLBank directors may serve in 2021.

On October 8, 2020, FHLBank filed a Form 8-K announcing that Mr. Olson was deemed elected as a Member Director of FHLBank’s board of directors. The Form 8-K filed by FHLBank on October 8, 2020, is incorporated herein by reference.

The election of directors took place in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act, as amended (the Bank Act), and the related regulations of the Federal Housing Finance Agency (FHFA).

Pursuant to the Bank Act and FHFA regulations, the majority of FHLBank’s directors, known as Member Directors, are elected by FHLBank’s membership in each state. The remaining directors, known as Independent Directors and which include Public Interest Directors, are elected through district-wide elections. In the normal course of its business, FHLBank extends credit to members whose officers or directors may serve as Member Directors of FHLBank. All loans extended by FHLBank to such members are on market terms that are no more favorable to them than the terms of comparable transactions with other members.

FHLBank will compensate its directors pursuant to FHLBank’s 2021 Board of Directors Compensation Policy, which will become effective on January 1, 2021. The purpose of the Board of Directors Compensation Policy is to provide directors reasonable compensation for their time and effort exerted in performing their duties as directors of FHLBank.

FHLBank directors will be compensated for their time while serving as directors through the payment of fees that are intended to compensate directors for their time preparing for and attending board and committee meetings and fulfilling the other obligations of a director of FHLBank. The 2021 Board of Directors Compensation Policy establishes a Maximum Annual Compensation, which generally provides that a director (other than board chair, board vice chair, and committee chairs) may be paid a total of $112,500. The board chair is subject to a Maximum Annual Compensation of $142,500 and the board vice chair and those directors serving as committee chairs are subject to Maximum Annual Compensation of $122,500. In the event an individual serves as both vice chair and as a committee chair, that individual shall be entitled to an increase of $5,000 in his or her Maximum Annual Compensation. Directors will receive one quarter of the Maximum Annual Compensation following the end of each calendar quarter. Directors will also be entitled to reimbursement for all necessary and reasonable travel, subsistence and other related expenses incurred in connection with the performance of their official duties. Directors may realize the benefit of reasonable spouse/partner/significant other/family guest travel expenses that qualify as perquisites for one meeting per calendar year as designated by the chair of the board. Directors are also entitled to participate in FHLBank’s Benefit Equalization Plan, a non-qualified, unfunded deferred compensation plan, under which each director may defer all or a portion of his or her compensation.

The foregoing description of the 2021 Board of Directors Compensation Policy is qualified in its entirety by reference to the copy of the 2021 Board of Directors Compensation Policy attached hereto as Exhibit 10.1 and incorporated herein by reference.

Also on November 24, 2020, FHLBank distributed a message to its members announcing the election of FHLBank directors. A copy of the message to members is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

FHLBank’s director election concluded on November 18, 2020. The results of the director election were declared final as described in Item 5.02 of this Current Report on Form 8-K. Complete voting results are included in the message to members that is attached to this Current Report on Form 8-K as Exhibit 99.1, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The information provided in Items 5.02 and 5.07 of this Current Report on Form 8-K is incorporated herein by reference.

The information contained in this Current Report on Form 8-K and the information contained in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (the Exchange Act) or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K. In addition, the furnishing of information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by FHLBank that the information is material or complete.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 2021 Board of Directors Compensation Policy

99.1 Message to FHLBank members dated November 24, 2020, announcing FHLBank’s election results.

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Exhibit Index

Exhibit No.	Description

10.1 99.1	2021 Board of Directors Compensation Policy Message to FHLBank members dated November 24, 2020, announcing FHLBank’s election results.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

November 24, 2020	By:	/s/ Carl M. Koupal, III

Name: Carl M. Koupal, III
Title: FVP, Associate General Counsel, Director of Legal Services and Compliance, Corporate Secretary